FARM BUREAU LIFE INSURANCE COMPANY
Farm Bureau Life Annuity Account
Supplement Dated June 16, 2009
to the Statement of Additional Information
For Nonparticipating Variable Deferred Annuity Contract
(Dated May 1, 2009)


This supplement updates certain information in the above referenced Statement of Additional Information related to the nonparticipating variable deferred annuity contract (the "Contract") issued by Farm Bureau Life Insurance Company. Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Annual Administrative Charge

Effective July 1, 2009, we will increase the current charge for the annual administrative charge to $45 for all Contracts. The guaranteed maximum charge will remain unchanged and the same for all Contracts.

On page 4 of the Statement of Additional Information, in the section entitled, "Effect of the Annual Administrative Charge on Performance Data," the paragraph is amended to read as follows:

Effect of the Annual Administrative Charge on Performance Data

We currently apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's and the Declared Interest Option's value bears to the total Accumulated Value. For purposes of reflecting the annual administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.



If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.